UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest reported event): July 1, 2016 (June 30, 2016)

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                     000 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2016, Empire Global Corp. ("we", "us", "our" or "Empire") entered into a Share Exchange Agreement (the "Agreement") to acquire 100% ownership of a company organized under the laws of Austria (the "Company") from the existing stockholders (the "Sellers"). The Company developed, owns and operates a proprietary betting operating platform and gaming software development technology licensed under the Malta Gaming Authority. The Company brings to Empire a full staff of specialized software development engineers, marketing and customer care staff as well as a highly qualified Chief Technology Officer and key senior management.

On July 1, 2016 (the "Closing Date"), Empire will pay euro 3,950,000 (three million, nine hundred, fifty thousand euro) (the "Purchase Price") by the issuance of an amount of shares rounded to the nearest round lot of our common stock at a fixed price of $1.00 per share (the "Exchange Shares")in proportions as designated by the Sellers in full consideration of the Purchase Price on a debt free basis.

Pursuant to the Agreement, Empire shall appoint the Sellers as members of the board of directors and as officers of Empire.

The Agreement is subject to customary closing conditions, warranties and representations.

A redacted copy of the Agreement is filed herewith as Exhibit 2.1, and is incorporated by reference into this Item 1.01, 2.01 and 3.02 of this Current Report.


Item 2.01 Completion of Acquisition or Disposition of Assets

As described in Item 1.01 above, on July 1, 2016 we completed the acquisition of the Company pursuant to the Agreement. The information disclosed in Item 1.01 of this Current Report on Form 8-K regarding the transactions contemplated by the Agreement are hereby incorporated by reference in its entirety into this Item 2.01.


Item 3.02 Unregistered Sales of Equity Securities.

As described in Item 1.01, on July 1, 2016, pursuant to the terms and conditions of the Share Exchange Agreement, incorporated herein by reference in its entirety into this Item 3.02, we issued 4,386,100 shares of common stock to the Sellers in consideration for 100% of the issued and outstanding shares of the Company. The effect of the issuance is that the Sellers now hold approximately 12.56% of the issued and outstanding shares of common stock of Empire based on the total number of issued and outstanding shares of common stock of Empire after giving effect to the transactions contemplated herein.

Empire claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), for the private placement of these securities pursuant to Section 4(a)(2) of the Act since the transaction did not involve a public offering, the Sellers are accredited investors with access to information about Empire and its investment, the Sellers took the securities for investment and not resale, and Empire took appropriate measures to restrict the transfer of the securities. The Agreement stipulates that the Exchange Shares
(i) are restricted securities and (ii) may not be offered, transferred or sold in the United States absent registration or an applicable exemption from registration requirements

This current report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitution an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.


Item 7.01 Regulation FD Disclosures.

The news release announcing this matter is furnished as Exhibit 99.1 and incorporated by reference herein. The information in this Item 7.01 and Exhibit
99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

This Current Report on Form 8-K contains forward looking statements and are indicated by words such as "shall", "will" and other similar words or phrases. Actual events or results may differ materially from those described herein. Such forward-looking statements are subject to a number of risks and uncertainties that could cause the actual results or performance of the Company to differ materially from those described herein, include but not limited to the impact of the global economic environment on the Company's customer base (particularly in gaming and betting) and the resulting uncertainties; changes in technology and market requirements; decline in demand for the Company's products; inability to timely develop and introduce new software, services and applications; difficulties or delays in absorbing and integrating acquired operations, technologies and personnel; loss of market share; pressure on pricing resulting from competition; and inability to maintain certain marketing and distribution arrangements.

The foregoing information set forth in Items 1.01, 2.01 and 3.02 is qualified in its entirety by reference to the full text of the Agreement, a redacted copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(a)        Financial Statements of Businesses Acquired.

           In accordance with Item 9.01(a), the financial statements of the Company shall be provided as an amendment hereto not later than September 9, 2016.

(b)        Pro Forma Financial Information.

           In accordance with Item 9.01(b), the pro forma consolidated financial information shall be provided as an amendment hereto not later than September 9, 2016.

(d)        Exhibits.

           The exhibits listed in the following Exhibit Index are filed as part of this current report.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  July 1, 2016.                     EMPIRE GLOBAL CORP.


                                     By:  /s/ MICHELE CIAVARELLA, B.SC
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer


Exhibit Index

Exhibit No.  Description of Exhibit

2.1* Share Exchange Agreement (Redacted) dated June 30, 2016 between Empire Global Corp. (on the one hand) and the Company and the equity holders (Sellers) of the Company (on the other hand).++

99.1         Press Release captioned Empire Global Corp. Completes Two Key
             Acquisitions


* Portions of this exhibit have been omitted pursuant to a request for confidential treatment, and the omitted information has been filed separately with the Securities and Exchange Commission.

++ All schedules (and similar attachments) to the Agreement were omitted pursuant to Section 601(b)(2) of Regulation S-K. Empire hereby agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission.